Exhibit 99.1
Five Point Holdings, LLC Reports Second Quarter 2023 Results
Second Quarter 2023 Highlights
•Great Park Venture sold 798 homesites on approximately 84 acres of land and recognized revenue of $357.8 million.
•Great Park Venture distributions and incentive compensation payments to the Company totaled $103.8 million.
•Great Park builder sales of 177 homes during the quarter compared to 255 in the first quarter of 2023.
•Valencia builder sales of 79 homes during the quarter compared to 75 in the first quarter of 2023.
•Consolidated revenues of $21.3 million; consolidated net income of $50.6 million, which includes $52.3 million equity in earnings from the Great Park Venture.
•Cash and cash equivalents of $193.2 million as of June 30, 2023.
•Debt to total capitalization ratio of 24.7% and liquidity of $318.2 million as of June 30, 2023.
Irvine, CA, July 20, 2023 (Business Wire) – Five Point Holdings, LLC (“Five Point” or the “Company”) (NYSE:FPH), an owner and developer of large mixed-use planned communities in California, today reported its second quarter 2023 results.
Dan Hedigan, Chief Executive Officer, said, “During the second quarter, we were able to execute effectively on our three main priorities (generating revenue, rightsizing SG&A, and managing capital spend) and to achieve results that exceeded our expectations. For the quarter, we had $50.6 million in consolidated net income and a net cash increase of $86.6 million, leaving us with a cash balance of $193.2 million at quarter end. While these results are due in part to the residential land sale market that has strengthened throughout the year, it is also a testament to the management team and our continued focus on matching our capital spend with near term revenue opportunities. Five Point has created a strong organizational base for moving the development of our communities forward and creating value for our shareholders.”
Consolidated Results
Liquidity and Capital Resources
As of June 30, 2023, total liquidity of $318.2 million was comprised of cash and cash equivalents totaling $193.2 million and borrowing availability of $125.0 million under our unsecured revolving credit facility. Total capital was $1.9 billion, reflecting $2.9 billion in assets and $1.0 billion in liabilities and redeemable noncontrolling interests.
Results of Operations for the Three Months Ended June 30, 2023
Revenues. Revenues of $21.3 million for the three months ended June 30, 2023 were primarily generated from management services. Additionally, we collected $22.0 million in incentive compensation payments under our development management agreement with the Great Park Venture.
Equity in earnings from unconsolidated entities. Equity in earnings from unconsolidated entities was $52.1 million for the three months ended June 30, 2023. The Great Park Venture generated net income of $168.2 million during the three months ended June 30, 2023, and our share of the net income from our 37.5% percentage interest, adjusted for basis differences, was $52.3 million. Additionally, we recognized $0.5 million in loss from our 75% interest in the Gateway Commercial Venture.
During the three months ended June 30, 2023, the Great Park Venture sold 798 homesites on approximately 84 acres of land at the Great Park Neighborhoods. The Great Park Venture recognized $357.8 million in revenue, consisting of $214.7 million paid at closing plus $143.1 million in revenue representing variable consideration from future price participation payments expected to be received when homes are sold to homebuyers. After completing the land sale, the Great Park Venture made aggregate distributions of $25.5 million to holders of Legacy Interests and $218.0 million to holders of Percentage Interests. We received $81.8 million for our 37.5% Percentage Interest.
Selling, general, and administrative. Selling, general, and administrative expenses were $12.7 million for the three months ended June 30, 2023.
Net income. Consolidated net income for the quarter was $50.6 million. Net income attributable to noncontrolling interests totaled $27.0 million, resulting in net income attributable to the Company of $23.6 million. Net income attributable to noncontrolling interests represents the portion of income allocated to related party partners and members that hold units of the operating company and the San Francisco Venture. Holders of units of the operating company and the San Francisco Venture can redeem their interests for either, at our election, our Class A common shares on a one-for-one basis or cash. In connection with any redemption or exchange, our ownership of our operating subsidiaries will increase thereby reducing the amount of income allocated to noncontrolling interests in subsequent periods.
Conference Call Information
In conjunction with this release, Five Point will host a conference call on Thursday, July 20, 2023 at 5:00 p.m. Eastern Time. Dan Hedigan, Chief Executive Officer, and Leo Kij, Interim Chief Financial Officer, will host the call. Interested investors and other parties can listen to a live Internet audio webcast of the conference call that will be available on the Five Point website at ir.fivepoint.com. The conference call can also be accessed by dialing (877) 451-6152 (domestic) or (201) 389-0879 (international). A telephonic replay will be available starting approximately two hours after the end of the call by dialing (844) 512-2921, or for international callers, (412) 317-6671. The passcode for the live call and the replay is 13740212. The telephonic replay will be available until 11:59 p.m. Eastern Time on July 28, 2023.
About Five Point
Five Point, headquartered in Irvine, California, designs and develops large mixed-use planned communities in Orange County, Los Angeles County, and San Francisco County that combine residential, commercial, retail, educational, and recreational elements with public amenities, including civic areas for parks and open space. Five Point’s communities include the Great Park Neighborhoods® in Irvine, Valencia® in Los Angeles County, and Candlestick® and The San Francisco Shipyard® in the City of San Francisco. These communities are designed to include approximately 40,000 residential homes and approximately 23 million square feet of commercial space.
Forward-Looking Statements
This press release contains forward-looking statements that are subject to risks and uncertainties. These statements concern expectations, beliefs, projections, plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. When used, the words “anticipate,” “believe,” “expect,” “intend,” “may,” “might,” “plan,” “estimate,” “project,” “should,” “will,” “would,” “result” and similar expressions that do not relate solely to historical matters are intended to identify forward-looking statements. This press release may contain forward-looking statements regarding: our expectations of our future revenues, costs and financial performance; future demographics and market conditions in the areas where our communities are located; the outcome of pending litigation and its effect on our operations; the timing of our development activities; and the timing of future real estate purchases or sales. We caution you that any forward-looking statements included in this press release are based on our current views and information currently available to us. Forward-looking statements are subject to risks, trends, uncertainties and factors that are beyond our control. Some of these risks and uncertainties are described in more detail in our filings with the SEC, including our Annual Report on Form 10-K, under the heading “Risk Factors.” Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected. We caution you therefore against relying on any of these forward-looking statements. While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. They are based on estimates and assumptions only as of the date hereof. We undertake no obligation to update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes, except as required by applicable law.
Investor Relations:
Leo Kij, 949-349-1029
Leo.Kij@fivepoint.com
or
Media:
Eric Morgan, 949-349-1088
Eric.Morgan@fivepoint.com
Source: Five Point Holdings, LLC

FIVE POINT HOLDINGS, LLC
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except share and per share amounts)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
REVENUES:
Land sales	$16	$14	$(9)	$571
Land sales—related party	(29)	1,711	595	1,712
Management services—related party	20,774	2,703	25,010	6,250
Operating properties	588	965	1,454	1,746
Total revenues	21,349	5,393	27,050	10,279
COSTS AND EXPENSES:
Land sales	—	—	—	—
Management services	9,682	2,200	12,048	4,884
Operating properties	1,798	2,378	2,970	4,217
Selling, general, and administrative	12,710	12,651	26,462	29,442
Restructuring	—	—	—	19,437
Total costs and expenses	24,190	17,229	41,480	57,980
OTHER INCOME (EXPENSE):
Interest income	1,293	117	2,129	138
Miscellaneous	(20)	112	(41)	224
Total other income	1,273	229	2,088	362
EQUITY IN EARNINGS (LOSS) FROM UNCONSOLIDATED ENTITIES	52,128	643	53,176	(389)
INCOME (LOSS) BEFORE INCOME TAX PROVISION	50,560	(10,964)	40,834	(47,728)
INCOME TAX PROVISION	(5)	(8)	(13)	(13)
NET INCOME (LOSS)	50,555	(10,972)	40,821	(47,741)
LESS NET INCOME (LOSS) ATTRIBUTABLE TO NONCONTROLLING INTERESTS	26,984	(5,861)	21,786	(25,500)
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	$23,571	$(5,111)	$19,035	$(22,241)

NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY PER CLASS A SHARE
Basic	$0.34	$(0.07)	$0.28	$(0.32)
Diluted	$0.34	$(0.07)	$0.27	$(0.33)
WEIGHTED AVERAGE CLASS A SHARES OUTSTANDING
Basic	68,811,975	68,495,523	68,758,894	68,332,460
Diluted	145,040,689	69,635,563	144,939,450	69,472,500
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY PER CLASS B SHARE
Basic and diluted	$0.00	$(0.00)	$0.00	$(0.00)
WEIGHTED AVERAGE CLASS B SHARES OUTSTANDING
Basic and diluted	79,233,544	79,233,544	79,233,544	79,233,544

FIVE POINT HOLDINGS, LLC
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands, except shares)
(Unaudited)

	June 30, 2023	December 31, 2022
ASSETS
INVENTORIES	$2,254,935	$2,239,125
INVESTMENT IN UNCONSOLIDATED ENTITIES	302,337	331,594
PROPERTIES AND EQUIPMENT, NET	29,668	30,243
INTANGIBLE ASSET, NET—RELATED PARTY	31,656	40,257
CASH AND CASH EQUIVALENTS	193,203	131,771
RESTRICTED CASH AND CERTIFICATES OF DEPOSIT	992	992
RELATED PARTY ASSETS	89,933	97,126
OTHER ASSETS	11,179	14,676
TOTAL	$2,913,903	$2,885,784

LIABILITIES AND CAPITAL
LIABILITIES:
Notes payable, net	$621,419	$620,651
Accounts payable and other liabilities	90,760	94,426
Related party liabilities	83,684	93,086
Deferred income tax liability, net	11,506	11,506
Payable pursuant to tax receivable agreement	173,208	173,068
Total liabilities	980,577	992,737

REDEEMABLE NONCONTROLLING INTEREST	25,000	25,000
CAPITAL:
Class A common shares; No par value; Issued and outstanding: June 30, 2023—69,199,938 shares; December 31, 2022—69,068,354 shares
Class B common shares; No par value; Issued and outstanding: June 30, 2023—79,233,544 shares; December 31, 2022—79,233,544 shares
Contributed capital	589,634	587,733
Retained earnings	52,421	33,386
Accumulated other comprehensive loss	(2,939)	(2,988)
Total members’ capital	639,116	618,131
Noncontrolling interests	1,269,210	1,249,916
Total capital	1,908,326	1,868,047
TOTAL	$2,913,903	$2,885,784

FIVE POINT HOLDINGS, LLC
SUPPLEMENTAL DATA
(In thousands)
(Unaudited)

Liquidity

June 30, 2023
Cash and cash equivalents	$193,203
Borrowing capacity(1)	125,000
Total liquidity	$318,203
(1) As of June 30, 2023, no borrowings or letters of credit were outstanding on the Company’s $125.0 million revolving credit facility.

Debt to Total Capitalization and Net Debt to Total Capitalization

June 30, 2023
Debt(1)	$625,000
Total capital	1,908,326
Total capitalization	$2,533,326
Debt to total capitalization	24.7%

Debt(1)	$625,000
Less: Cash and cash equivalents	193,203
Net debt	431,797
Total capital	1,908,326
Total net capitalization	$2,340,123
Net debt to total capitalization(2)	18.5%
(1) For purposes of this calculation, debt is the amount due on the Company’s notes payable before offsetting for capitalized deferred financing costs.
(2) Net debt to total capitalization is a non-GAAP financial measure defined as net debt (debt less cash and cash equivalents) divided by total net capitalization (net debt plus total capital). The Company believes the ratio of net debt to total capitalization is a relevant and a useful financial measure to investors in understanding the leverage employed in the Company’s operations. However, because net debt to total capitalization is not calculated in accordance with GAAP, this financial measure should not be considered in isolation or as an alternative to financial measures prescribed by GAAP. Rather, this non-GAAP financial measure should be used to supplement the Company's GAAP results.

Segment Results
The following table reconciles the results of operations of our segments to our consolidated results for the three and six months ended June 30, 2023 (in thousands):

	Three Months Ended June 30, 2023
	Valencia	San Francisco	Great Park	Commercial	Total reportable segments	Corporate and unallocated	Total under management	Removal of unconsolidated entities(1)	Total consolidated
REVENUES:
Land sales	$16	$—	$358,668	$—	$358,684	$—	$358,684	$(358,668)	$16
Land sales—related party	(29)	—	1,928	—	1,899	—	1,899	(1,928)	(29)
Management services—related party(2)	—	—	20,670	104	20,774	—	20,774	—	20,774
Operating properties	426	162	—	2,021	2,609	—	2,609	(2,021)	588
Total revenues	413	162	381,266	2,125	383,966	—	383,966	(362,617)	21,349
COSTS AND EXPENSES:
Land sales	—	—	165,749	—	165,749	—	165,749	(165,749)	—
Management services(2)	—	—	9,682	—	9,682	—	9,682	—	9,682
Operating properties	1,798	—	—	1,019	2,817	—	2,817	(1,019)	1,798
Selling, general, and administrative	3,394	1,049	1,815	1,033	7,291	8,267	15,558	(2,848)	12,710
Management fees—related party	—	—	27,388	—	27,388	—	27,388	(27,388)	—
Total costs and expenses	5,192	1,049	204,634	2,052	212,927	8,267	221,194	(197,004)	24,190
OTHER (EXPENSE) INCOME:
Interest income	—	2	1,907	—	1,909	1,291	3,200	(1,907)	1,293
Interest expense	—	—	—	(575)	(575)	—	(575)	575	—
Miscellaneous	(20)	—	—	—	(20)	—	(20)	—	(20)
Total other (expense) income	(20)	2	1,907	(575)	1,314	1,291	2,605	(1,332)	1,273
EQUITY IN EARNINGS FROM UNCONSOLIDATED ENTITIES	261	—	606	—	867	—	867	51,261	52,128
SEGMENT (LOSS) PROFIT/INCOME BEFORE INCOME TAX PROVISION	(4,538)	(885)	179,145	(502)	173,220	(6,976)	166,244	(115,684)	50,560
INCOME TAX PROVISION	—	—	—	—	—	(5)	(5)	—	(5)
SEGMENT (LOSS) PROFIT/NET INCOME	$(4,538)	$(885)	$179,145	$(502)	$173,220	$(6,981)	$166,239	$(115,684)	$50,555
(1) Represents the removal of the Great Park Venture and Gateway Commercial Venture operating results, which are included in the Great Park segment and Commercial segment operating results at 100% of each venture’s historical basis, respectively, but are not included in our consolidated results as we account for our investment in each venture using the equity method of accounting.
(2) For the Great Park and Commercial segments, represents the revenues and expenses attributable to the management company for providing services to the Great Park Venture and the Gateway Commercial Venture, as applicable.

	Six Months Ended June 30, 2023
	Valencia	San Francisco	Great Park	Commercial	Total reportable segments	Corporate and unallocated	Total under management	Removal of unconsolidated entities(1)	Total consolidated
REVENUES:
Land sales	$(9)	$—	$361,801	$—	$361,792	$—	$361,792	$(361,801)	$(9)
Land sales—related party	595	—	7,395	—	7,990	—	7,990	(7,395)	595
Management services—related party(2)	—	—	24,799	211	25,010	—	25,010	—	25,010
Operating properties	1,130	324	—	4,175	5,629	—	5,629	(4,175)	1,454
Total revenues	1,716	324	393,995	4,386	400,421	—	400,421	(373,371)	27,050
COSTS AND EXPENSES:
Land sales	—	—	165,749	—	165,749	—	165,749	(165,749)	—
Management services(2)	—	—	12,048	—	12,048	—	12,048	—	12,048
Operating properties	2,970	—	—	1,803	4,773	—	4,773	(1,803)	2,970
Selling, general, and administrative	6,041	2,242	5,143	2,153	15,579	18,179	33,758	(7,296)	26,462
Management fees—related party	—	—	31,848	—	31,848	—	31,848	(31,848)	—
Total costs and expenses	9,011	2,242	214,788	3,956	229,997	18,179	248,176	(206,696)	41,480
OTHER (EXPENSE) INCOME:
Interest income	—	3	3,208	—	3,211	2,126	5,337	(3,208)	2,129
Interest expense	—	—	—	(1,108)	(1,108)	—	(1,108)	1,108	—
Miscellaneous	(41)	—	—	—	(41)	—	(41)	—	(41)
Total other (expense) income	(41)	3	3,208	(1,108)	2,062	2,126	4,188	(2,100)	2,088
EQUITY IN EARNINGS FROM UNCONSOLIDATED ENTITIES	359	—	1,236	—	1,595	—	1,595	51,581	53,176
SEGMENT (LOSS) PROFIT/INCOME BEFORE INCOME TAX PROVISION	(6,977)	(1,915)	183,651	(678)	174,081	(16,053)	158,028	(117,194)	40,834
INCOME TAX PROVISION	—	—	—	—	—	(13)	(13)	—	(13)
SEGMENT (LOSS) PROFIT/NET INCOME	$(6,977)	$(1,915)	$183,651	$(678)	$174,081	$(16,066)	$158,015	$(117,194)	$40,821
(1) Represents the removal of the Great Park Venture and Gateway Commercial Venture operating results, which are included in the Great Park segment and Commercial segment operating results at 100% of each venture’s historical basis, respectively, but are not included in our consolidated results as we account for our investments in each venture using the equity method of accounting.
(2) For the Great Park and Commercial segments, represents the revenues and expenses attributable to the management company for providing services to the Great Park Venture and the Gateway Commercial Venture, as applicable.

The table below reconciles the Great Park segment results to the equity in earnings from our investment in the Great Park Venture that is reflected in the condensed consolidated statements of operations for the three and six months ended June 30, 2023 (in thousands):

	Three Months Ended June 30, 2023	Six Months Ended June 30, 2023
Segment profit from operations	$179,145	$183,651
Less net income of management company attributed to the Great Park segment	10,988	12,751
Net income of the Great Park Venture	168,157	170,900
The Company’s share of net income of the Great Park Venture	63,059	64,088
Basis difference amortization, net	(10,737)	(10,604)
Equity in earnings from the Great Park Venture	$52,322	$53,484

The table below reconciles the Commercial segment results to the equity in loss from our investment in the Gateway Commercial Venture that is reflected in the condensed consolidated statements of operations for the three and six months ended June 30, 2023 (in thousands):

	Three Months Ended June 30, 2023	Six Months Ended June 30, 2023
Segment loss from operations	$(502)	$(678)
Less net income of management company attributed to the Commercial segment	104	211
Net loss of the Gateway Commercial Venture	(606)	(889)
Equity in loss from the Gateway Commercial Venture	$(455)	$(667)